UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2018

Jason Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36051	46-2888322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

833 East Michigan Street, Suite 900
Milwaukee, Wisconsin 53202
(Address of Principal executive offices, including Zip Code)

(414) 277-9300
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On January 22, 2018, Jason Industries, Inc. (the “Company”) completed exchange transactions under Preferred Stock Exchange Agreements (the “Agreements”) with each of the following holders of the Company’s 8.0% Series A Convertible Perpetual Preferred Stock, par value $0.0001 per share (the “Preferred Stock”): Sargeant Capital Ventures LLC, Scoggin International Fund LTD, Scoggin Capital Management II LLC and Arthur Wrubel (collectively, the “Holders”). Under the Agreements, the Company exchanged 115 shares of its common stock, par value $0.0001 per share (the “Common Stock”), for each share of Preferred Stock held by the Holders. Under the Certificate of Designations for the Preferred Stock, each share of Preferred Stock is currently convertible into approximately 81.18 shares of Common Stock, subject to specified adjustments, and is convertible into approximately 143 shares of Common Stock if the Company undergoes certain fundamental changes (as defined in the Certificate of Designations). Under all of the Agreements collectively, the Company exchanged 1,395,640 shares of Common Stock for 12,136 shares of Preferred Stock. The shares of Preferred Stock exchanged with the Company under the Agreements had an aggregate liquidation preference of $12,136,000. Following the exchanges, the Company will continue to have 37,529 shares of Preferred Stock outstanding.
The foregoing description of the Agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the form of Agreement, a copy of which is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated herein by reference.
A copy of the press release announcing the Preferred Stock exchange is attached hereto as Exhibit 99 and incorporated herein by reference in its entirety.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K concerning the issuance of the 1,395,640 shares of Common Stock under the Agreements is incorporated herein by reference. The foregoing securities were issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(a)    Not applicable
(b)     Not applicable
(c)     Not applicable
(d)     Exhibits. The exhibits listed in the exhibit index below are being filed herewith.
Exhibit No.    Description

10 Form of Preferred Stock Exchange Agreement.

99 Press Release, dated January 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASON INDUSTRIES, INC.

By:	/s/ Chad M. Paris

Name:	Chad M. Paris

Title:	Vice President and Chief Financial Officer

Date: January 23, 2018